THE RBB FUND, INC.

F/m Emerald Life Sciences Innovation ETF (Ticker: Nasdaq – LFSC)

F/m Emerald Special Situations ETF (Ticker: NASDAQ – SPIT)

(each a “Fund” and together the “Funds”)

Supplement dated October 30, 2026

to the Prospectuses and Statements of Additional Information, dated December 31, 2025 for the F/m Emerald Life Sciences Innovation ETF and dated August 31, 2026 for the F/m Emerald Special Situations ETF

This supplement serves as notification of the following changes:

1.	Change in the Names of the Funds

At a meeting of the Board of Directors (“Board”) of The RBB Fund, Inc. (the “Company”) held on October 30, 2026, the Board approved changes to the Funds’ names as follows: the “F/m Emerald Life Sciences Innovation ETF” and the “F/m Emerald Special Situations ETF” will be renamed as the “Emerald Life Sciences Innovation ETF” and the “Emerald Special Situations ETF,” respectively. It is anticipated that the name changes will become effective on December 31, 2026. The investment objective and the investment strategies of each Fund are not being changed in connection with the name change for the Fund, and each Fund will continue to be managed subject to the current investment objective and investment strategies employed with respect to the management of that Fund.

2.	Change in the Funds' Investment Adviser

F/m Investments LLC (“F/m”) currently serves as the investment adviser to the Funds pursuant to existing advisory agreements between F/m and the Company, with respect to each Fund. On August 20, 2026, T. Rowe Price Group, Inc. ("T. Rowe Price") entered into an Equity Purchase Agreement (the "Purchase Agreement") with FMH LLC and F/m. Under the Purchase Agreement, T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m. In connection with the Purchase Agreement, F/m will resign as the investment adviser to the Funds effective December 31, 2026.

The resignation of F/m will result in the automatic termination of both the existing investment advisory agreement between F/m and the Company with respect to each Fund, and the existing sub-advisory agreement between Emerald Mutual Fund Advisers Trust ("Emerald"), the current investment sub-adviser to the Funds, and F/m with respect to each Fund.

It is proposed that Emerald will become the investment adviser to the Funds effective December 31, 2026.

In anticipation of F/m’s resignation, at a meeting held on October 30, 2026, the Board, including all of the Directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940, the “1940 Act”), approved (i) a new investment advisory agreement between the Company, on behalf of each Fund, and Emerald (a “New Advisory Agreement”), which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim investment advisory agreement between the Company, on behalf of each Fund, and Emerald (an “Interim Advisory Agreement”), which would take effect on December 31, 2026 only if shareholders of a Fund have not yet approved the New Advisory Agreement. The Interim Advisory Agreement would permit Emerald to manage a Fund on the same terms as the existing advisory agreement for up to 150 days while shareholder approval is sought, with compensation earned held in an interest-bearing escrow account pending such approval, as required by Rule 15a-4 under the 1940 Act.

The material terms of the New Advisory Agreement are identical to the material terms of the existing advisory agreement with respect to each Fund, except for the name of the investment adviser and the effective and termination dates. The change in investment adviser is not expected to result in any change in the Funds’ investment objectives or policies. The Funds’ current portfolio management teams, who have been responsible for managing the Funds since their inception, will continue serving in the same capacity under the terms of the Interim Advisory Agreement and/or the New Advisory Agreement.

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Please retain this supplement for your reference.